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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 14, 1999




                            BANKBOSTON CORPORATION
            (Exact name of registrant as specified in its charter)





Massachusetts                      1-6522                 04-2471221
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                  File Number)           Identification No.)



100 Federal Street, Boston, Massachusetts                 02110
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200


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Item 5.  Other Events.
----------------------

      As previously reported in its Current Report on Form 8-K dated March 14, 1999, BankBoston Corporation (the Corporation) has entered into an agreement and plan of merger with Fleet Financial Group, Inc. (Fleet).

The Corporation's Current Report on Form 8-K dated April 2, 1999 (the Current Report) included as exhibits thereto and incorporated by reference therein, certain pro forma condensed combined financial information for the Corporation and Fleet, and certain historical consolidated financial information for Fleet. In order to update the information in the Current Report, attached hereto as exhibits and incorporated by reference herein are (i) pro forma condensed combined financial information for the Corporation and Fleet for the quarters ended March 31, 1999 and 1998; and (ii) Fleet historical consolidated financial information for the quarter ended March 31, 1999.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c)   Exhibits.

99(a) Pro Forma Condensed Combined Balance Sheet for the Corporation and Fleet at March 31, 1999; and Pro Forma Condensed Combined Statements of Income for the Corporation and Fleet for the three months ended March 31, 1999 and 1998 (and Notes to Pro Forma Condensed Combined Financial Statements).

99(b) Fleet Consolidated Balance Sheets at March 31, 1999 and December 31, 1998, and Fleet Consolidated Statements of Income, Changes in Stockholders' Equity and Cash Flows for the three months ended March 31, 1999 and 1998 (and Notes to Consolidated Financial Statements), incorporated herein by reference to Part 1, Item 1 of the Fleet Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 (File No. 1-6366).


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                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BANKBOSTON CORPORATION



Dated:  May 14, 1999                /s/ Robert T. Jefferson
                                    -----------------------------
                                    Robert T. Jefferson
                                    Comptroller